SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          June 21, 1999
                                                --------------------------------


                            Chartwell Re Corporation
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             (Exact Name of Registrant as Specified in its Charter)



Delaware                         1-12502                         41-1652573
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(State or Other           (Commission File Number)              (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)



Four Stamford Plaza,  P. O. Box 120043, Stamford, CT               06912-0043
--------------------------------------------------------     -------------------
Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code  (203) 705-2500
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. - Other Events

         Chartwell Re Corporation, a Delaware corporation ("Chartwell"), entered into a definitive Agreement and Plan of Merger, dated as of June 21, 1999 (the "Merger Agreement") with Trenwick Group Inc., a Delaware corporation ("Trenwick"), pursuant to which Chartwell will be merged with and into Trenwick (the "Merger"). In connection with the Merger Agreement, Trenwick and Chartwell have entered into a Stock Option Agreement, dated as of June 21, 1999.

         On June 22, 1999, Chartwell and Trenwick issued a joint press release announcing the Merger, which is filed herewith as Exhibit 99.2 and which is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

2.1      Agreement  and Plan of  Merger,  dated as of June   21,  1999,  between
         Trenwick and Chartwell.

99.1 Stock Option Agreement, dated as of June 21, 1999, between Trenwick and Chartwell

99.2     Press release of Trenwick and Chartwell issued June 22, 1999.



                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHARTWELL RE CORPORATION


                                         By: /s/ John V. Del Col
                                             ----------------------------------
                                             John V. Del Col
                                             Vice President, General Counsel
                                             and Secretary




Dated:  June 25, 1999


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


                                  EXHIBIT INDEX



Exhibit                    Description of Exhibit
--------                   ----------------------

2.1 Agreement and Plan of Merger, dated as of June 21, 1999, between Trenwick and Chartwell.

99.1 Stock Option Agreement, dated as of June 21, 1999, between Trenwick and Chartwell

99.2      Press release of Trenwick and Chartwell issued June 22, 1999.






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